Exhibit 10.b

ASCENTIA BIOMEDICAL

ON DEMAND CONVERTIBLE NOTE

$25,000	March 10th, 2011

FOR VALUE RECEIVED, Ascentia Biomedical Corp. (F/K/A Duncan Technology Group, Inc. and PanAm Terra LLC) (“ASCE”) promises to pay to Pacific Trade Ltd. or its registered assigns (the “Holder”), pursuant to the terms herein, in Company common shares the principal sum of TWENTY FIVE THOUSAND and 00/100 DOLLARS ($25,000.00), together with interest in arrears on the unpaid principal balance at a rate equal to TEN PERCENT (10%) per annum, in the manner provided below, as evidenced by this On Demand Convertible Note (the “Note”). This Note, when executed, supersedes and renders all prior agreements between Holder and ASCE null and void including the Loan Note dated December 20th 2010.

1.PAYMENTS.

1.1           Principal and Interest.  The principal amount of this Note plus all accrued and unpaid interest shall be due and payable on September 10th 2012 or, if converted at Holder’s choice prior to such date, in Company common shares at the Conversion Price defined in 1.2 below.

(a)           Payment of Interest.  The Company shall pay interest to the Holder on the aggregate and outstanding principal amount of this Note at a rate of 10% per annum, payable on September 10th, 2012 or, if converted at Holder’s choice prior to such date, in Company common shares at the Conversion Price defined in 1.2 below.

(b)           Payment of Principal.  The Company shall repay the aggregate and outstanding principal amount of this Note to the Holder, payable on September 10th, 2012 or, if converted at Holder’s choice prior to such date, in Company common shares at the Conversion Price defined in 1.2 below.

1.2           Conversion Shares. For conversion purposes, the value of the Company common shares is set at such value (the “Conversion Price”) so that, when sum of all principal and interest due are converted, the Holder will hold 193,528,384 common shares after such conversion, or a pro-rata amount should the Holder convert less than the sum of all principal and interest due. The Note is convertible at the election of the Holders at any time prior to September 10th 2012 (the “Term”), with 10 days written notice. HOWEVER, IN NO EVENT shall the number of shares of Common Stock issuable to the Holder pursuant to this Note cause the aggregate number of shares of Common Stock beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by the Holder and its affiliates to exceed 4.99% of the then outstanding Common Stock (the “Ownership Limitation”) (as of the date of this Agreement, Holder and its affiliates held 0% of the outstanding Common Stock). The number of Conversion Shares will be adjusted for stock splits.

2.DEFAULT.

2.1           Events of Default.  The occurrence of any one or more of the following events with respect to Company shall constitute an event of default hereunder (“Event of Default”):

(a)           If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), the Company shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due;

(b)           If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the Company or substantially all of the Company’s properties, or (iii) orders the liquidation of the Company, and in each case the order or decree is not dismissed within 30 days;

(c)           Failure of the Company to pay when due (i) the principal of amount of this Note, or (ii) interest on this Note, free of any claim of subordination, as and when the same shall become due and payable (whether pursuant to a conversion or at Maturity or by acceleration or otherwise); or

(d)           Sale , merger or exchange of more than 51% of the Company assets, stock or business will result in an acceleration of the maturity on this note to be immediately due and payable. Holders will have 30 days after receipt of all material information to elect to exercise the conversion features all or in part, on this note. In this case, Ownership Limitation would no longer apply.

Remedies.

(a)
Default Interest Rate.  Upon the occurrence of an Event of Default hereunder (unless all Events of Defaults have been cured or waived by Holder), Holder may, at its option, (i) declare the entire unpaid principal balance of this Note, together with all accrued interest thereon immediately due and payable in cash regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from the Company all sums due under this Note. The aggregate amount payable upon an Event of Default shall be equal to 110% of the aggregate principal amount of the Note, plus all accrued and unpaid interest. Commencing upon the occurrence of any Event of Default, the interest rate on this Note shall accrue at the rate of 18% per annum (the “Default Rate”), or such lower maximum amount of interest permitted to be charged under applicable law. All Notes that have been paid in accordance herewith, including any prepayment amounts, shall promptly be surrendered to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.  The Company shall pay all reasonable costs and expenses incurred by or on behalf of Holder in connection with Holder’s exercise of any or all of its rights and remedies under this Note in connection with an Event of Default, including, without limitation, reasonable attorneys’ fees.

3.MISCELLANEOUS.

3.1     Waiver.  The rights and remedies of Holders under this Note shall be cumulative and not alternative.  No waiver by Holder of any right or remedy under this Note shall be effective unless in writing signed by Holders.  Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holders will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right of Holders arising out of this Note can be discharged by Holders, in whole or in part by a waiver or renunciation of the claim or right unless in a writing, signed by Holder; (b) no waiver that may be given by Holders will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on the Company will be deemed to be a waiver of any obligation of the Company or of the right of Holders to take further action without notice or demand as provided in this Note.  The Company hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2           Notices.   All notices, consents, requests, demands and other communications hereunder shall be given to or made upon the respective parties hereto at their respective addresses specified below or, as to any party, at such other address as may be designated by it in a written notice to the other party.  All notices, requests, consents and demands hereunder shall be effective when personally delivered or duly deposited in the United States mail, certified or registered, postage prepaid, or delivered to the telegraph company, addressed as aforesaid.

IF TO THE HOLDER:	IF TO THE COMPANY:

Pacific Trade Ltd..	ASCE
330 Madison Ave, 6th Floor	900 Biscayne Blvd, Ste 3307
NY, NY 10017	Miami, FL 33132
email: mcrow@pacifictradeltd.com	Attention: Alex Clug

3.4     Severability.  If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.5           Governing Law.  This Note will be governed by the laws of the State of Florida without regard to conflicts of laws principles. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transaction contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Miami, Florida.

3.6           Parties in Interest.  This Note shall bind the Company and its successors and assigns.

3.7           Section Headings, Construction.  The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation.  All references to “section” or “Sections” refer to the corresponding Section or Sections of this Note unless otherwise specified.

All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

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IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.

ASCENTIA BIOMEDICAL CORP.

/s/ Alex Clug
By: Alex Clug
Title: Director, CEO

/s/ Pacific Trade, Ltd.
By: Pacific Trade Ltd..

ASCENTIA BIOMEDICAL

ON DEMAND CONVERTIBLE NOTE

$28,000	March 15th, 2011

FOR VALUE RECEIVED, Ascentia Biomedical Corp. (F/K/A Duncan Technology Group, Inc. and PanAm Terra LLC) (“ASCE”) promises to pay to Pacific Trade Ltd. or its registered assigns (the “Holder”), pursuant to the terms herein, in Company common shares the principal sum of TWENTY EIGHT THOUSAND and 00/100 DOLLARS ($28,000.00), together with interest in arrears on the unpaid principal balance at a rate equal to TEN PERCENT (10%) per annum, in the manner provided below, as evidenced by this On Demand Convertible Note (the “Note”). With the exception of the On Demand Convertible Note dated March 10th 2011, which shall remain in full force, this Note, when executed, supersedes and renders any and all prior debts, including $28,156.00 Invoice for Services dated February 21st, 2011, between Holder and ASCE null and void.

1.PAYMENTS.

1.1     Principal and Interest.  The principal amount of this Note plus all accrued and unpaid interest shall be due and payable on September 15th 2012 or, if converted at Holder’s choice prior to such date, in Company common shares at the Conversion Price defined in 1.2 below.

(a)           Payment of Interest.  The Company shall pay interest to the Holder on the aggregate and outstanding principal amount of this Note at a rate of 10% per annum, payable on September 15th, 2012 or, if converted at Holder’s choice prior to such date, in Company common shares at the Conversion Price defined in 1.2 below.

(b)           Payment of Principal.  The Company shall repay the aggregate and outstanding principal amount of this Note to the Holder, payable on September 15th, 2012 or, if converted at Holder’s choice prior to such date, in Company common shares at the Conversion Price defined in 1.2 below.

1.2           Conversion Shares. For conversion purposes, the value of the Company common shares is set at such value (the “Conversion Price”) so that, when sum of all principal and interest due are converted, the Holder will hold 47,320,358 common shares after such conversion, or a pro-rata amount should the Holder convert less than the sum of all principal and interest due. The Note is convertible at the election of the Holders at any time prior to September 15th, 2012 (the “Term”), with 10 days written notice. HOWEVER, IN NO EVENT shall the number of shares of Common Stock issuable to the Holder pursuant to this Note cause the aggregate number of shares of Common Stock beneficially owned (as calculated pursuant to Section 13(d) of the Exchange Act) by the Holder and its affiliates to exceed 4.99% of the then outstanding Common Stock (the “Ownership Limitation”) (as of the date of this Agreement, Holder and its affiliates held 0% of the outstanding Common Stock). The number of Conversion Shares will be adjusted for stock splits.

2.DEFAULT.

2.1           Events of Default.  The occurrence of any one or more of the following events with respect to Company shall constitute an event of default hereunder (“Event of Default”):

(a)           If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), the Company shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due;

(b)           If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against the Company in an involuntary case, (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the Company or substantially all of the Company’s properties, or (iii) orders the liquidation of the Company, and in each case the order or decree is not dismissed within 30 days;

(e)           Failure of the Company to pay when due (i) the principal of amount of this Note, or (ii) interest on this Note, free of any claim of subordination, as and when the same shall become due and payable (whether pursuant to a conversion or at Maturity or by acceleration or otherwise); or

(f)           Sale , merger or exchange of more than 51% of the Company assets, stock or business will result in an acceleration of the maturity on this note to be immediately due and payable. Holders will have 30 days after receipt of all material information to elect to exercise the conversion features all or in part, on this note. In this case, Ownership Limitation would no longer apply.

Remedies.

(b)
Default Interest Rate.  Upon the occurrence of an Event of Default hereunder (unless all Events of Defaults have been cured or waived by Holder), Holder may, at its option, (i) declare the entire unpaid principal balance of this Note, together with all accrued interest thereon immediately due and payable in cash regardless of any prior forbearance, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from the Company all sums due under this Note. The aggregate amount payable upon an Event of Default shall be equal to 110% of the aggregate principal amount of the Note, plus all accrued and unpaid interest. Commencing upon the occurrence of any Event of Default, the interest rate on this Note shall accrue at the rate of 18% per annum (the “Default Rate”), or such lower maximum amount of interest permitted to be charged under applicable law. All Notes that have been paid in accordance herewith, including any prepayment amounts, shall promptly be surrendered to or as directed by the Company.  The Holder need not provide and the Company hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a Note holder until such time, if any, as the full payment under this Section shall have been received by it. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.  The Company shall pay all reasonable costs and expenses incurred by or on behalf of Holder in connection with Holder’s exercise of any or all of its rights and remedies under this Note in connection with an Event of Default, including, without limitation, reasonable attorneys’ fees.

3.MISCELLANEOUS.

3.1           Waiver.  The rights and remedies of Holders under this Note shall be cumulative and not alternative.  No waiver by Holder of any right or remedy under this Note shall be effective unless in writing signed by Holders.  Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holders will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.  To the maximum extent permitted by applicable law, (a) no claim or right of Holders arising out of this Note can be discharged by Holders, in whole or in part by a waiver or renunciation of the claim or right unless in a writing, signed by Holder; (b) no waiver that may be given by Holders will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on the Company will be deemed to be a waiver of any obligation of the Company or of the right of Holders to take further action without notice or demand as provided in this Note.  The Company hereby waives presentment, demand, protest and notice of dishonor and protest.

3.2           Notices.   All notices, consents, requests, demands and other communications hereunder shall be given to or made upon the respective parties hereto at their respective addresses specified below or, as to any party, at such other address as may be designated by it in a written notice to the other party.  All notices, requests, consents and demands hereunder shall be effective when personally delivered or duly deposited in the United States mail, certified or registered, postage prepaid, or delivered to the telegraph company, addressed as aforesaid.

IF TO THE HOLDER:	IF TO THE COMPANY:

Pacific Trade Ltd..	ASCE
330 Madison Ave, 6th Floor	900 Biscayne Blvd, Ste 3307
NY, NY 10017	Miami, FL 33132
email: mcrow@pacifictradeltd.com	Attention: Alex Clug

3.4           Severability.  If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

3.5           Governing Law.  This Note will be governed by the laws of the State of Florida without regard to conflicts of laws principles. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transaction contemplated by this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of Miami, Florida.

3.6           Parties in Interest.  This Note shall bind the Company and its successors and assigns.

3.7           Section Headings, Construction.  The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation.  All references to “section” or “Sections” refer to the corresponding Section or Sections of this Note unless otherwise specified.

All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

[The remainder of the page left blank intentionally.]

IN WITNESS WHEREOF, the Company has executed and delivered this Note as of the date first stated above.

ASCENTIA BIOMEDICAL CORP.

/s/ Alex Clug
By: Alex Clug
Title: Director, CEO

/s/ Pacific Trade Ltd.
By: Pacific Trade Ltd..